                                                As filed pursuant to Rule 497
                                                Under the Securities Act of 1933
                                                Registration No. 333-118225


                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

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                        FS VARIABLE ANNUITY ACCOUNT NINE
                 SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUS:

           ALLIANCEBERNSTEIN OVATION ADVANTAGE DATED OCTOBER 24, 2005

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         The purpose of this supplement is to notify variable annuity contract owners of the upcoming termination and liquidation of the AllianceBernstein Utility Income Portfolio and the AllianceBernstein Wealth Appreciation Strategy Portfolio ("Portfolios"), both offered by the AllianceBernstein Variable Products Series Fund, Inc. ("Fund" or "AVPSF").

         The Board of Trustees ("Board") of the Fund approved the liquidation and termination of the Portfolios at a meeting on May 5-7, 2009. The liquidation is expected to be effective in the third quarter of 2009 on or about September 25th ("Liquidation Date"). On the Liquidation Date, funds invested in subaccounts supported by the Portfolios will be automatically moved into the AllianceBernstein Money Market Portfolio ("Money Market Portfolio"). In addition, existing instructions or instructions received on or after the Liquidation Date for new premium allocations, transfers, dollar cost averaging or automatic rebalancing into or out of the Portfolios will automatically be corrected to replace the Portfolios with the AllianceBernstein Money Market Portfolio.

         If you do not wish to have the liquidation proceeds allocated to the Money Market Portfolio, we must receive instructions from you to transfer your account value out of the Portfolios into another investment option prior to the close of the New York Stock Exchange ("Market Close") on or before the Liquidation Date. You may give us instructions to transfer your account value to another investment option by completing the enclosed transfer form or calling us at the telephone number below.

         Other investment options offered in your contract are part of the AVPSF, as summarized below:

MANAGED BY ALLIANCEBERNSTEIN L.P.     (Class B Shares)

      Balanced Wealth Strategy Portfolio                           AVPSF
      Global Thematic Growth Portfolio                             AVPSF
      Growth Portfolio                                             AVPSF
      Growth and Income Portfolio                                  AVPSF
      Intermediate Bond Portfolio                                  AVPSF
      International Growth Portfolio                               AVPSF
      International Value Portfolio                                AVPSF
      Large Cap Growth Portfolio                                   AVPSF
      Money Market Portfolio                                       AVPSF
      Real Estate Investment Portfolio                             AVPSF
      Small Cap Growth Portfolio                                   AVPSF
      Small/Mid Cap Value Portfolio                                AVPSF
      Value Portfolio                                              AVPSF

         Please review your fund prospectuses for more detailed information about these investment options. For additional fund prospectus copies, please contact our Service Center at the telephone number below.

         Neither our automatic transfer of the liquidated proceeds to the Money Market Portfolio, nor your transfer of assets out of the Portfolios prior to the liquidation or out of the Money Market Portfolio within 60 days after the Liquidation Date, will count against free transfers that you are permitted to make each year or for the purposes of the U.S. Mail Policy.

         Should you have any questions, you may contact our Service Center at 1-800-255-8402.



                Please keep this supplement with your prospectus.



Dated: June 1, 2009